UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 25, 2007
Date of Report (Date of earliest event reported)
APPLERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-04389	06-1534213
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
301 Merritt 7
Norwalk, Connecticut 06851
(Address of principal executive offices, including zip code)
(203) 840-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 2.02. Results of Operations and Financial Condition.
     (a) On January 25, 2007, Applera Corporation (“Applera”) announced financial results for Applera and its business units for the second quarter of its 2007 fiscal year. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued on January 25, 2007, with respect to financial results for the second quarter of fiscal year 2007 of Applera and Applera’s Applied Biosystems Group, and attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of a press release issued on January 25, 2007, with respect to financial results for the second quarter of fiscal year 2007 of Applera and Applera’s Celera Group.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are filed with this Report:

Exhibit No.	Description

99.1	Press Release issued January 25, 2007, with respect to financial results for Applera and Applera’s Applied Biosystems Group.

99.2	Press Release issued January 25, 2007, with respect to financial results for Applera and Applera’s Celera Group.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLERA CORPORATION
By:	/s/ Dennis L. Winger
Dennis L. Winger
Senior Vice President and Chief Financial Officer

Dated: January 25, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued January 25, 2007, with respect to financial results for Applera and Applera’s Applied Biosystems Group.

99.2	Press Release issued January 25, 2007, with respect to financial results for Applera and Applera’s Celera Group.